EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the annual report of Mercantile Bancorp, Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael P. McGrath, Executive Vice President, Treasurer, Secretary and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

/s/ Michael P. McGrath
Michael P. McGrath
Executive Vice President,
Treasurer, Secretary and
Chief Financial Officer

February 6, 2009